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                                                                   EXHIBIT 10.12

                AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT

AMENDMENT NO. 1 dated as of January 5, 2001 to LOAN AND SECURITY AGREEMENT dated as of December 14, 2000 among COMFORCE CORPORATION, COMFORCE OPERATING, INC. and UNIFORCE SERVICES, INC. (the "Holding Companies"), certain direct and indirect subsidiaries of the Holding Companies (the "Other Loan Parties"), the Lenders whose signatures appear below, TRANSAMERICA BUSINESS CREDIT CORPORATION, as Co-Agent (the "Co-Agent"), THE CIT GROUP/BUSINESS CREDIT, INC., as Collateral Agent (the "Collateral Agent") and IBJ WHITEHALL BUSINESS CREDIT CORPORATION, as Administrative Agent for the benefit of itself and the Lenders (the "Administrative Agent").

Preliminary Statement

The Holding Companies, the Other Loan Parties, the Co-Agent, the Collateral Agent, the Administrative Agent, and the Lenders (as defined therein) have entered into a Loan and Security Agreement dated as of December 14, 2000 (the "Original Loan and Security Agreement"; terms defined in the Original Loan and Security Agreement and not otherwise defined herein shall have the meanings assigned thereto in the Original Loan and Security Agreement).

The Loan Parties, and Lenders desire to amend the Original Loan and Security Agreement as provided herein.

NOW, THEREFORE, in consideration of the premises set forth herein, the Loan Parties and the Lenders hereby agree as follows:

     1. Amendments. The Original Loan and Security Agreement is, subject to the satisfaction of the conditions referred to below, amended as follows:

          a. the following definitions are added to subsection 1.1 of the Original Loan and Security Agreement in their respective proper alphabetical places:

                    "'Amendment No. 1' shall mean Amendment No. 1, dated as of January 5, 2001, of this Agreement."

                    "'Amendment No. 1 Effective Date' shall mean the date on which the amendments contemplated by Amendment No. 1 become effective.";

          b. subsection 1.1 of the Original Loan and Security Agreement is amended by amending and restating the definition of "Borrower" appearing therein as follows:

                    "'Borrower' and 'Borrowers' have the meaning assigned to such terms in the preamble to this Agreement; provided, however, that notwithstanding the foregoing, effective as of December 14, 2000, Camelot Consulting Group, Inc. and Camelot Group, Inc. are not Borrowers."

          c. subsection 1.1 of the Original Loan and Security Agreement is amended by amending and restating the definition of "Inactive Subsidiary" appearing therein as follows:

                    "'Inactive Subsidiary' and 'Inactive Subsidiaries' have the meanings assigned to such terms in the preamble to this Agreement; provided, however, that notwithstanding the foregoing, effective as of December 14, 2000, Camelot Consulting Group, Inc. and Camelot Group, Inc. shall be Inactive Subsidiaries."

          d. subsection 1.1 of the Original Loan and Security Agreement is amended by amending and restating the definition of "Fee Letter" appearing therein as follows:

                    "'Fee Letter' means (i) prior to the Amendment No. 1 Effective Date, that certain letter agreement,
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                    among CC, COI, USI and the Administrative Agent, dated
                    December 14, 2000 and (ii) from and after the Amendment No. 1 Effective Date, the letter agreement referred to in the foregoing clause (i) and the fee letter referred to in paragraph 3(d) of Amendment No. 1."

          e. subsection 2.1(A) of the Original Loan and Security Agreement is amended by substituting the figure "$100,000,000" appearing in the first paragraph thereof, with the figure "$110,000,000";

          f. subsection 7.6(B) of the Original Loan and Security Agreement is amended by (i) deleting the word "and" appearing at the end of clause (8) thereof, (ii) substituting the phrase "; and" for the period appearing at the end of clause (9) thereof and (iii) adding the following immediately following the end of clause (9) thereof: " pro forma EBITDA of the Target (giving effect to the proposed Permitted Acquisition as of the first day of such twelve fiscal month period), for the period of twelve consecutive fiscal months for which financial statements are available and which ended most recently prior to the date on which notice of such proposed Permitted Acquisition was given to the Administrative Agent in accordance with clause (1) of this subsection 7.6(B), shall have been not less than $1.00, and a Borrower Representative shall have demonstrated to the satisfaction of the Administrative Agent (through delivery of financial statements and other information or otherwise), at least five (5) Business Days prior to the date of consummation of such proposed Permitted Acquisition, that EBITDA of the Target for such period shall satisfy the requirement of this clause (10)."

          g. subsection 9.2(H)(1)(y) of the Original Loan and Security Agreement is amended by replacing the phrase "Requisite Lenders" appearing therein with the phrase "the Lenders";

          h. subsection 9.8 of the Original Loan and Security Agreement is amended by adding the following immediately prior to the period ending such subsection: "; any such Revolving Advance made under this subsection 9.8 being due and payable upon demand by Administrative Agent; provided, however, that notwithstanding the foregoing, in the event that the Revolving Loan exceeds, on the thirtieth day following the making of any such Revolving Advance, the limitation set forth in subsection 2.1(A)(1)(b), such Revolving Advance, to the extent not theretofore paid, shall become due and payable on such thirtieth day"; and

          i. the figure "$33,333,334.00" appearing below the phrase "Revolving Loan Commitment" below the signature of IBJW on the signature page of the Original Loan and Security Agreement is replaced by the figure "$43,333,334.00".

     2. Representations and Warranties. Each Loan Party represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Lenders that:

                    a. no consent of any other person, including, without limitation, shareholders or creditors of any Loan Party is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Amendment No. 1.

                    b. this Amendment No. 1 has been duly executed and delivered by a duly authorized officer of each Loan Party, and constitutes the legal, valid and binding obligations of such Loan Party, enforceable against such party in accordance with its terms, except as enforcement thereof may be subject to the effect of any applicable (i) bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                    c. the execution, delivery and performance of this Amendment No. 1 will not violate any law, statute or regulation applicable to any Loan Party, or any order or decree of any court or governmental instrumentally applicable to such company, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of such company, including the Loan Documents.
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     3.   Effectiveness. The foregoing amendments contained in this Amendment
No. 1 to the Original Loan and Security Agreement shall become effective upon the satisfaction in full of the following conditions on a date (the "Effective Date") on or before January 5, 2001:

          a. this Amendment No. 1 shall have been executed and delivered by each Loan Party and all Lenders;

          b. as of the Effective Date, there shall be continuing no Default or Event of Default (other than the Defaults and Events of Default which are the subject of the waivers set forth herein);

          c. the representations made by the Loan Parties herein and in the Loan Documents shall be true in all respects as of the Effective Date (except as to any representation or warranty limited to a specific earlier date);

          d. IBJW shall have received from CC, COI and USI, a fee letter, dated the Effective Date, and in form and substance satisfactory to IBJW;

          e. the Administrative Agent shall have received a legal opinion, dated the Effective Date, from independent counsel to the Loan Parties, as to the Original Loan and Security Agreement, as amended by this Amendment No. 1 and the other Loan Documents, in substantially the form of the opinion delivered by such counsel on the Closing Date; and

          f. IBJW shall have received a Revolving Note (in substantially the same form as that issued by the Borrowers to IBJW on the Closing
               Date), dated the Closing Date, in the maximum principal amount of $43,333,334.00, by the Borrowers to the order of IBJW (and concurrently with such delivery, IBJW shall return the Revolving Note delivered to it on the Closing Date, marked "Cancelled and Replaced").

     4    Governing Law. This Amendment No. 1 to the Original Loan and Security
Agreement is being delivered in the State of New York and shall be governed by and construed in accordance with the laws of the State of New York.

     5. Counterparts. This Amendment No. 1 to the Original Loan and Security Agreement is being executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.

     6. Consent. By signing below, each Loan Party consents to the execution and delivery of this Amendment No. 1 by each other Loan Party and agrees that the obligations of such Loan Party under the Loan Documents continue in full force and effect.

     7. Miscellaneous. All references in the Loan Documents to the "Loan and Security Agreement" and in the Original Loan and Security Agreement to "this Agreement," "hereof," "herein" or the like shall mean and refer to the Original Loan and Security Agreement as amended by this Amendment No. 1 (as well as by all subsequent amendments, restatements, modifications and supplements thereto).

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     IN WITNESS WHEREOF, the Loan Parties, the Lenders, the Co-Agent, the
Collateral Agent and the Administrative Agent have caused this Amendment No. 1 to the Original Loan and Security Agreement to be executed as of the day and year first written above.

     Holding Parties:          COMFORCE CORPORATION
                               COMFORCE OPERATING, INC.

     Borrowers:                BRENTWOOD OF CANADA, INC.
                               BRENTWOOD SERVICE GROUP, INC.
                               CAMELOT COMMUNICATIONS GROUP, INC.
                               CAMELOT CONTROL GROUP, INC.
                               CLINICAL LABFORCE OF AMERICA, INC.
                               COMFORCE INFORMATION TECHNOLOGIES, INC.
                               COMFORCE TECHNICAL ADMINISTRATIVE SERVICES, INC.
                               COMFORCE TECHNICAL SERVICES, INC.
                               COMFORCE TELECOM, INC.
                               GERRI G., INC.
                               LABFORCE OF AMERICA, INC.
                               PRO SERVICES, INC.
                               PRO UNLIMITED, INC.
                               PRO UNLIMITED SERVICES, INC.
                               SUMTEC CORPORATION
                               TEMPORARY HELP INDUSTRY SERVICING COMPANY, INC.
                               THISCO OF CANADA, INC.
                               UNIFORCE PAYROLLING SERVICES, INC.
                               UNIFORCE PAYROLLING TRI-STATE INC.
                               UNIFORCE SERVICES, INC.
                               UNIFORCE STAFFING SERVICES, INC.

Inactive Subsidiaries:         COMFORCE ACQUISITION 1 CORP.

                               [Signatures Continued on Following Page]

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                      [Signature page to Amendment No. 1]

                              For each of the foregoing corporations:

                              By:   _____________________________________
                                    Name:
                                    Title:

                              IBJ WHITEHALL BUSINESS CREDIT CORPORATION, as Administrative Agent and Lender

                              By:   _____________________________________
                                    Name:
                                    Title:

                              THE CIT GROUP/BUSINESS CREDIT, INC.,

                              as Collateral Agent and Lender

                              By:   _____________________________________
                                    Name:
                                    Title:

                              TRANSAMERICA BUSINESS CREDIT CORPORATION, as Co-Agent and Lender

                              By:   _____________________________________
                                    Name:
                                    Title: